UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

The Hartford Mutual Funds, Inc.

The Hartford Mutual Funds II, Inc.

Hartford Funds Exchange-Traded Trust

Lattice Strategies Trust

Hartford Series Fund, Inc.

(Name of Registrants as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Vote Now Message from Your CEO Register for Meeting Please Cast Your Vote Now Combining Expertise to Deliver More for Investors Shareholders are being asked to vote on several proposals, including new investment management agreements related to the proposed acquisition of Hartford Funds by Wellington Management. There are no expected changes to the funds’ investment objectives, investment strategies, portfolio management teams, or current fees as a result of the proposals being presented. Hartford Funds shareholders have been mailed proxy materials, and may receive additional solicitation if they have not voted We understand these communications can feel unexpected, so we’ve provided the information below to help answer common questions and explain what shareholders need to know. How to Cast Your Vote Click the link below to vote online Vote Now Call the number below to cast your vote with a live proxy voting specialist. (855) 496-3017 An Important Message from Greg Frost, President of Hartford Fund

Proxy Documents Virtual Shareholder Meeting November 5, 2026 at 10:00 AM ET The resources below can help answer questions you may have. Hartford Funds 2026 Special Shareholders Meeting Proxy Statement Frequently Asked Questions for Financial Professionals Download Proxy Statement Download FAQ If you’d like to attend the shareholder meeting, please register below. Regardless of attendance, we encourage you to vote today. Attend Virtual Meeting Forward-Looking Statements. Certain statements in this communication are “forward-looking statements” within the meaning of the federal securities laws. These statements are based on management’s current expectations and assumptions and are subject to risks, uncertainties, and changes in circumstances that could cause actual results to differ materially from those expressed or implied. Forward-looking statements include, among other things, statements regarding the anticipated effects and benefits to shareholders of the proposed change to non- diversified status for certain Hartford Funds, the anticipated portfolio management flexibility and investment outcomes following shareholder approval, and any statements regarding the expected continuity of a Fund’s investment objective, strategies, and fees. There can be no assurance that shareholder approval will be obtained or that the anticipated effects of the proposal will be realized. Neither Hartford Funds nor Wellington Management undertakes any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as may be required by law. HARTFORDFUNDS Our benchmark is the investor.” CONTACT US CAREERS PRESS CENTER TAX CENTER LEGAL NOTICES PRIVACY POLICY ACCESSIBILITY STATEMENT PROXY INFORMATION INDEX PROVIDER NOTICES ETF REGULATORY DOCUMENTS BUSINESS CONTINUITY THE HARTFORD MUTUAL FUND REGULATORY DOCUMENTS YOUR CALIFORNIA PRIVACY CHOICES The material on this site is for informational and educational purposes only. The material should not be considered tax or legal advice and is not to be relied on as a forecast. The material is also not a recommendation or advice regarding any particular security, strategy or product. Hartford Funds does not represent that any products or strategies discussed are appropriate for any particular investor so investors should seek their own professional advice before investing Hartford Funds does not serve as a fiduciary. Content is current as of the publication date or date indicated, and may be superseded by subsequent market and economic conditions. Investing involves risk, including the possible loss of principal. Investors should carefully consider a fund’s investment objectives, risks, charges and expenses. This and other important information is contained in the mutual fund, or ETF summary prospectus and/or prospectus, which can be obtained from a financial professional and should be read carefully before investing. Mutual für dared treaty Yated Funds Distributors, LLC ETFs a distributed by ALPS Distribuey ALPS Advisory services may be provided by Hartford Funds Management Company, Lin thesis in its wholly owned subsidiary, be sure by Chauces Cetain funds are sub-advised by begun anagement Company LLP and/or Schroder Investment Management North America Inc (SIMNA). Schroder Investment Management North America Ltd. (SIMNA LIS) serves as a secondary sub-adviser to certain funds. HFMC, Lattice, Wellington Management, SIMNA, and SIMNA Ltd. are all SEC registered investment advisers. The funds and other products referred to on this Site may be offered and sold only to persons in the United States and its territories.

Hartford Funds refers to HFD, Lattice, and HFMC, which are currently not affiliated with any sub-adviser or ALPS. On June 3, 2026, The Hartford Insurance Group, Inc. (“The Hartford”) and Wellington announced that they had reached a definitive agreement under which Wellington Investment Advisors Holdings, LLP, Wellington’s corporate parent, will acquire Hartford Funds. Upon closing Hartford Funds will be integrated into Wellington’s U.S. Wealth business. The deal is expected to close in the first quarter of 2027, subject to regulatory and fund approvals. Upon closing Hartford Funds would become an affiliate of Wellington. For more information, click here. © Copyright 2026 Hartford Funds Management Group, Inc. All Rights Reserved. Not FDIC Insured | No Bank Guarantee | May Lose Value

[Proxy Banner for Website]

From: Sent: To:

Subject:	TEST | Upcoming Proxy: What Clients Can Expect

Hi,

We wanted to make you aware of an upcoming proxy vote that may affect some of your clients in connection with Wellington Management’s pending acquisition of Hartford Funds.

There are no expected changes to the funds’ investment objectives, investment strategies, portfolio management teams, or current fees as a result of the proposals being presented.

While proxy materials will be sent directly to eligible shareholders, we wanted to share a brief overview and resources to help you prepare for client questions in the coming weeks.

Key Dates

•	Record Date: August 19, 2026 (shareholders as of this date will be eligible to vote)
•	Proxy Mailing: Early September 2026
•	Shareholder Meeting: November 5, 2026

What to Expect

•	Eligible shareholders will receive proxy materials directly.
•	Materials will explain the proposals and available voting options.
•	Voting can be completed online, by phone, or by mail.
•	Shareholders may receive reminder communications if they have not yet voted.

Helpful Resources

•	Client Frequently Asked Questions - Answers to common shareholder questions about the proxy vote and what it means for investors.

1

•	Wellington Management to Acquire Hartford Funds – Details on the announced acquisition and the strategic rationale behind the transaction.

For even more information, please see the Hartford Funds Definitive Proxy Statement here.

We encourage you to review these materials so you’re prepared to address client questions as they arise.

Thank you for your continued partnership.

We are happy to answer any questions so that you and your clients are as informed as possible. Call (855) 496-3017 with proxy voting questions.

Proxies may be solicited from a representative of Hartford Funds Management Company, LLC or any affiliate. Information regarding the persons who may be deemed participants in the solicitation, and a description of their direct and indirect interests in the proposals, by security holdings or otherwise, is included in the definitive proxy statement and other relevant materials filed with the SEC. A copy of the definitive proxy statement can be found at hartfordfunds.com/proxy2026statement.

Forward-Looking Statements. Certain statements in this communication are “forward-looking statements” within the meaning of the federal securities laws. These statements are based on management’s current expectations and assumptions and are subject to risks, uncertainties, and changes in circumstances that could cause actual results to differ materially from those expressed or implied. Forward-looking statements include, among other things, statements regarding the proposed acquisition of Hartford Funds by Wellington Management, the expected timing and completion of the transaction, the outcome of the shareholder vote and required regulatory and fund approvals, and the anticipated effects and benefits to shareholders and statements regarding the anticipated continuity of each Fund’s investment objective, strategies, fees, and portfolio management team following completion of the transaction. There can be no assurance that the proposed transaction will be completed, or that it will be completed on the currently anticipated terms or timing. Neither Hartford Funds nor Wellington Management undertakes any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as may be required by law.

Mutual funds are distributed by Hartford Funds Distributors, LLC (HFD), Member FINRA. ETFs are distributed by ALPS Distributors, Inc. (ALPS). Advisory services may be provided by Hartford Funds Management Company, LLC (HFMC) or its wholly owned subsidiary, Lattice Strategies LLC (Lattice). Certain funds are sub-advised by Wellington Management Company LLP and/or Schroder Investment Management North America Inc (SIMNA). Schroder Investment Management North America Ltd. (SIMNA Ltd) serves as a secondary sub-adviser to certain funds. HFMC, Lattice, Wellington Management, SIMNA, and SIMNA Ltd. are all SEC registered investment advisers. Hartford Funds refers to HFD, HFMC, and Lattice, which are not affiliated with any sub-adviser or ALPS. HFD, 690 Lee Road, Wayne, PA 19087, 1-610-386-4088.

This email message may constitute a commercial electronic mail message under the CAN-SPAM Act of 2003.

This email was sent to info@hartfordfunds.com.

FOR FINANCIAL PROFESSIONAL OR INSTITUTIONAL INVESTOR USE ONLY / NOT FOR USE WITH THE PUBLIC

2

View As Webpage |  Change Your Preferences

3

[FOR USE AT FINANCIAL INTERMEDIARIY INTERNAL ONLY WEBSITE]

Hartford Funds Proxy Vote

Advisor At-A-Glance

Hartford Funds will be asking shareholders to vote on proxy proposals related to the planned change of control involving Wellington Management as well as two other proposals. Clients who own Hartford Funds may receive proxy statement materials and may ask why they are being contacted, what they are voting on, and whether anything is changing with their investment. The information below provides you with the information you need to know to respond to client questions regarding this upcoming proxy.

Proposal #1: New Investment Management Agreements

•	Required in connection with Wellington Management’s acquisition of Hartford Funds.

•	Shareholders are not voting on the acquisition itself.

•	No changes are expected to fund investment objectives, portfolio management teams, advisory fees, or operating expenses.

Proposal #2: Diversified to Non-Diversified Reclassification

•	Applies to eight Hartford equity funds.

•	Intended to provide portfolio managers with additional flexibility in increasingly concentrated markets.

•	No changes are expected to investment objectives, portfolio managers, or fees.

Proposal #3: Election of Directors/Trustees

•	Shareholders are being asked to elect 10 directors/trustees.

•	Nine currently serve on the Funds’ Boards.

Funds Included in the Proxy

[FINANCIAL INTERMEDIARY FUND LISTING]

Detailed FAQ

Proposal #1: New Investment Management Agreements Related to Wellington Management’s Acquisition of Hartford Funds

•	What are shareholders being asked to vote on?

o

Shareholders are being asked to approve a proposal related to Wellington Management’s acquisition of Hartford Funds, which is a proposal on new investment management agreements. Shareholders are also being asked to approve the election of the Funds’ Boards of Directors/Trustees as well as a proposal related to the reclassification of 8 equity funds from diversified to non-diversified companies.

•	Why is shareholder approval required?

o

Under federal securities laws, a change of control involving an investment adviser requires shareholders to approve new investment advisory agreements. This gives shareholders a direct voice in who manages their fund and under what terms.

•	Are shareholders being asked to approve Wellington’s acquisition of Hartford Funds?

o

No. Shareholders are being asked to vote on new investment management agreements and other fund-specific proposals described in the proxy materials. Approval of the new investment management agreements is a required step in the acquisition process, but shareholders are not voting on the acquisition itself.

•	Will this change affect how clients’ funds are managed?

o

No. Approval of the new investment advisory agreements and the fund-specific proposals included in the proxy are not expected to result in changes to any fund’s investment objective, portfolio management team, or advisory fee. The proposed investment management agreements are expected to be substantially the same as the current agreements, and the fund-specific proposals are intended to provide additional portfolio management flexibility for certain funds.

•	Will client fees increase because of the transaction?

o	No. The proposals are not expected to increase a fund’s total annual operating expenses after any applicable fee waivers or expense reimbursements.

Proposal #2: Reclassification of Certain Equity Funds from Diversified to Non-Diversified

•	Which funds are included in the proposed diversification rule change?

o	Hartford Growth Opportunities Fund

o	Hartford Core Equity Fund

o	Hartford Healthcare Fund

o	Hartford Healthcare HLS Fund

o	Hartford Capital Appreciation Fund

o	Hartford Capital Appreciation HLS Fund

o	Hartford Disciplined Equity HLS Fund

o	Hartford Emerging Markets Equity Fund

•	Why is Hartford Funds proposing this change?

o

The proposed reclassification is intended to provide portfolio managers with greater flexibility to invest effectively in an environment of increasing market concentration, including the ability to invest a larger percentage of assets in a smaller number of issuers. The funds would maintain their existing investment objectives and strategies, and portfolio management teams intend to manage the funds using substantially similar risk and volatility guidelines

o

Similar proxy proposals have recently been made by other fund companies, including MFS [link] and American Funds. This may be helpful context for branch teams who have already discussed these types of changes with clients.

Proposal #3: Election of Directors/Trustees

•	Why are shareholders being asked to elect directors/trustees?

o

Shareholders are being asked to consider the election of 10 members to serve as director/trustee of the Funds’ Boards. Nine of the individuals currently serve on the Boards. The directors/trustees are responsible for representing shareholder interests and providing oversight of the funds.

Voting Process & Logistics

•	Why are clients receiving proxy materials?

o

Clients are receiving proxy materials because they owned shares of a Hartford Funds fund on the record date and are eligible to vote. Their vote helps determine the outcome of the proposals affecting their fund. If a client receives a reminder or follow-up call, financial professionals can reassure them that this outreach is related to the proxy process and is intended to help ensure eligible shareholder votes are received and counted.

•	What should financial professionals tell clients if they ask whether they need to vote?

o

Financial professionals can remind clients that their vote matters and that participation helps the process move forward. Financial professionals can also acknowledge that receiving proxy materials or follow-up reminders may feel unexpected, but the outreach is part of the standard voting process for eligible Hartford Funds shareholders. If shareholders do not vote, their views are not reflected in the final results, and lower participation can lead to additional follow-up reminders. The most important thing to keep in mind is that the sooner the vote is received, the sooner the solicitation outreach will stop.

•	Is the client’s vote confidential?

o	Yes. Votes are processed through established procedures designed to protect shareholder confidentiality.

•	How can clients vote?

o

Clients can vote using the instructions included with their proxy materials. Voting options may include online, by phone, by mail, or through other instructions provided in the proxy materials. Clients should review the proxy statement before voting.

o	Clients can also vote through Online Access using instructions shown on [LINK]

o	Financial Advisors are prohibited from voting on behalf of clients.

•	Who is Broadridge, and why may they contact clients?

o

Hartford Funds retained Broadridge Financial Solutions to assist with the proxy process, including the distribution of proxy materials, shareholder outreach, voting reminders, and other administrative support. We understand that financial professionals may be sensitive to any third-party contact with their clients. If clients ask about this outreach, financial professionals can reassure them that Broadridge is supporting Hartford Funds’ proxy process and that the outreach is intended to help eligible shareholders understand how to participate and ensure votes are received and counted.

•	Where should clients go for more information or to vote?

o

Clients should review the proxy statement included with their voting materials for complete details about the proposals and voting process. Financial professionals should use approved Hartford Funds materials when responding to client questions and direct additional questions through the appropriate Hartford Funds support channel. Both shareholders and financial advisers can visit hartfordfunds.com/proxy2026 for more information. The official voting website is proxyvote.com.

o	Clients can access their proxy statement and voting materials through Online Access. Please reference instructions at [LINK]

•	Proxy Voting for Investment Advisory Discretionary Programs

o	Effective [Date], accounts opened are automatically enrolled in Proxy Voting Delegation in which [Firm] is responsible for voting the clients’ proxies and has adopted a series of voting guidelines and procedures to ensure that proxies are voted in the clients’ best interests.

o	The Investment Advisory Discretionary Programs include

◾	[insert name of programs].

o	Please visit [Firm platform name site] for more information.

Associate also visit

-	Proxy Voting [Code]

-

Proxies may be solicited from a representative of Hartford Funds Management Company, LLC or any affiliate. Information regarding the persons who may be deemed participants in the solicitation, and a description of their direct and indirect interests in the proposals, by security holdings or otherwise, is included in the definitive proxy statement and other relevant materials filed with the SEC. A copy of the definitive proxy statement can be found at hartfordfunds.com/proxy2026statement.

-

-

Forward-Looking Statements. Certain statements in this communication are “forward-looking statements” within the meaning of the federal securities laws. These statements are based on management’s current expectations and assumptions and are subject to risks, uncertainties, and changes in circumstances that could cause actual results to differ materially from those expressed or implied. Forward-looking statements include, among other things, statements regarding the proposed acquisition of Hartford Funds by Wellington Management, the expected timing and completion of the transaction, the outcome of the shareholder vote and required regulatory and fund approvals, and the anticipated effects and benefits to shareholders and statements regarding the anticipated continuity of each Fund’s investment objective, strategies, fees, and portfolio management team following completion of the transaction. There can be no assurance that the proposed transaction will be completed, or that it will be completed on the currently anticipated terms or timing. Neither Hartford Funds nor Wellington Management undertakes any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as may be required by law.

August 24, 2026

What is happening?

On June 3, 2026, Wellington Management (“Wellington”) announced they entered into a definitive agreement to acquire Hartford Funds. Upon close, Wellington plans to combine Hartford Funds with its U.S. Wealth business to create a scaled, vertically integrated platform that spans investment management, distribution and servicing – all under the Wellington brand. We expect the transaction to close in the first quarter of 2027. This transaction is considered a change of control which occurs when a new parent gains control of a fund’s investment adviser. This change in control results in the automatic termination of existing advisory agreements. As a result, shareholders of each Fund must approve new agreements.

What Proposals will shareholders be asked to consider at the upcoming Shareholder Meeting?

In addition to the approval of new investment advisory agreements, we are taking this opportunity to include other proposals within the proxy campaign. The full list of proposals included is the following:

Proposal	What Funds?
Approve new investment advisory agreements	All Funds
Approve election of 10 trustees to the Board of Directors	All Funds
Approve a change from diversified to non-diversified

Hartford Growth Opportunities

Hartford Capital Appreciation

Hartford Capital Appreciation HLS

Hartford Core Equity

Hartford Disciplined Equity HLS

Hartford Healthcare

Hartford Healthcare HLS

Hartford Emerging Markets Equity

Will the Transaction result in any important differences between the new investment advisory agreement and the current investment advisory agreement for any Fund?

No. The terms of each Fund’s new investment advisory agreement are substantially identical to the current investment advisory agreement. There will be no change in the contractual advisory fee rate each Fund pays or the investment advisory services it receives as a result of the Transaction.

Who is being nominated to serve as Directors/Trustees?

Shareholders are being asked to consider the election of 10 members to serve as Directors/Trustees on the Funds’ Board. Nine of the individuals that are being considered for election currently serve on the Funds’ Board of Trustees and the remaining nominee would become a new Trustee upon election. The nominees are Hilary E. Ackermann, Robin C. Beery, Andra S. Bolotin, Derrick D. Cephas, Christine R. Detrick, Gregory A. Frost, John J. Gauthier, Andrew A. Johnson, Paul L. Rosenberg and David Sung.

Why do we want to change Hartford Growth Opportunities, Hartford Healthcare (retail & HLS), Hartford Core Equity, Hartford Capital Appreciation (Retail & HLS), Hartford Disciplined Equity HLS and Hartford Emerging Markets Equity Funds from Diversified Funds to Non-Diversified Funds?

Some markets and benchmarks have become more concentrated in a handful of large companies. The 1940 Act’s diversification requirements can force the Funds to underweight the market’s biggest names relative to its benchmark. That can sometimes prevent the portfolio team from owning securities at the level they believe is appropriate for the strategy and ultimately can hinder their ability to outperform its benchmark or non-diversified peer funds with otherwise similar investment strategies, on a risk return basis.

If the proposal is approved, the Funds would be permitted to invest a larger percentage of its assets in a single issuer giving increased investment flexibility to manage the Funds consistent with their existing investment objectives and strategies. Moving to non-diversified gives the investment team more flexibility. It does not mean the Fund is changing its investment objective or investment philosophy. While the change to a non-diversified company classification may allow for the potential for greater risk taking by a Fund, the portfolio management team currently intends to manage the Fund using the substantially similar risk and volatility guidelines it has used managing the Fund while it has been classified as a diversified company.

FOR FINANCIAL PROFESSIONAL OR INSTITUTIONAL INVESTOR USE ONLY. NOT FOR USE WITH THE PUBLIC.

How will shareholders be affected by the Transaction?

Each shareholder will still own the same Fund and the underlying value of those shares are not expected to change as a result of the Transaction. In addition, there will be no changes to the investment objectives, strategies, portfolio managers or fees of each Fund.

Will the Funds incur any costs related to the proxy?

No. The Funds will not bear any proxy related costs. The Hartford and Wellington will be splitting all costs related to the proxy.

What is the expected timeline for the proxy process?

•	Record date: August 19, 2026 (shareholders as of this date will be eligible to vote)

•	Definitive proxy statement filing (SEC): August 24, 2026

•	Proxy mailing: Early September 2026

•	Shareholder meeting: November 5, 2026

The period between mailing and the meeting will include an active solicitation campaign to drive participation. This can include calls, texts, additional mailings, banner ads and endeavor letters. The sooner shareholders vote, the sooner the solicitation outreach will stop.

Who is the proxy solicitor and what is their role?

We have selected Broadridge as the proxy solicitor. The proxy solicitor will manage the end-to-end solicitation process, including outreach campaigns (mail, digital, and call center support), vote tracking, analytics, and targeted follow-ups. They will partner closely with internal teams at Hartford Funds to maximize participation and meet required approval thresholds.

Do the Boards recommend that shareholders approve the Proposals?

Yes.  The Boards recommend that shareholders vote FOR the Proposals.

How can shareholders vote?

There are five different ways shareholders can vote their shares and we urge them to vote as soon as possible. Early voting helps reduce the need for follow-up solicitation efforts.

•	Via the Internet. Access the voting site at proxyvote.com. They will need the control number provided on their proxy card.

•	Via live agent. Call Broadridge, the Funds’ proxy solicitor, toll free at 855-496-3017.

•	By touchtone telephone. Call the toll-free number provided on their proxy card and follow the instructions. They will need the control number provided on their proxy card.

•	By mail. Complete, sign, and date their proxy card and mail it to the address shown on the card.

•

Virtually at the meeting. They may virtually attend the special meeting of shareholders on November 5, 2026 and vote; however, even if they intend to do so, we encourage them to vote early using one of the methods discussed above. Please see the proxy statement for instructions on how to vote at the meeting if they hold shares through a financial intermediary in its name for their benefit. Variable annuity contract owners and variable life insurance policy holders should follow the instructions provided by their insurance company.

If shareholders hold their shares through a broker or nominee, their broker or nominee will not vote their shares unless the shareholder provides instructions to their broker or nominee on how to vote their shares. Shareholders should instruct their broker or nominee how to vote their shares by following the voting instructions provided by their broker or nominee.

Who is eligible to vote?

Shareholders who owned shares of each Fund at the close of business on August 19, 2026 (the “Record Date”) will be entitled to vote.

Where can shareholders and/or Financial Professionals obtain additional information about the Proxy?

For information about the proxy statement, shareholders and financial advisors can visit our proxy resource center at hartfordfunds.com/proxy2026. They may also call and speak to a live agent at 855-496-3017. The proxy voting website is proxyvote.com.

FOR FINANCIAL PROFESSIONAL OR INSTITUTIONAL INVESTOR USE ONLY. NOT FOR USE WITH THE PUBLIC.

Mutual funds are distributed by Hartford Funds Distributors, LLC (HFD), Member FINRA. ETFs are distributed by ALPS Distributors, Inc. (ALPS). Advisory services may be provided by Hartford Funds Management Company, LLC (HFMC) or its wholly owned subsidiary, Lattice Strategies LLC (Lattice). Certain funds are sub-advised by Wellington Management Company LLP and/or Schroder Investment Management North America Inc (SIMNA). Schroder Investment Management North America Ltd. (SIMNA Ltd) serves as a secondary sub-adviser to certain funds. HFMC, Lattice, Wellington Management, SIMNA, and SIMNA Ltd. are all SEC registered investment advisers. Hartford Funds refers to HFD, HFMC, and Lattice, which are not affiliated with any sub-adviser or ALPS.

Proxies may be solicited from a representative of Hartford Funds Management Company, LLC or any affiliate. Information regarding the persons who may be deemed participants in the solicitation, and a description of their direct and indirect interests in the proposals, by security holdings or otherwise, is included in the definitive proxy statement and other relevant materials filed with the SEC. A copy of the definitive proxy statement can be found at hartfordfunds.com/proxy2026statement.

Forward-Looking Statements. Certain statements in this communication are “forward-looking statements” within the meaning of the federal securities laws. These statements are based on management’s current expectations and assumptions and are subject to risks, uncertainties, and changes in circumstances that could cause actual results to differ materially from those expressed or implied. Forward-looking statements include, among other things, statements regarding the proposed acquisition of Hartford Funds by Wellington Management, the expected timing and completion of the transaction, the outcome of the shareholder vote and required regulatory and fund approvals, and the anticipated effects and benefits to shareholders and statements regarding the anticipated continuity of each Fund’s investment objective, strategies, fees, and portfolio management team following completion of the transaction. There can be no assurance that the proposed transaction will be completed, or that it will be completed on the currently anticipated terms or timing. Neither Hartford Funds nor Wellington Management undertakes any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as may be required by law.

FOR FINANCIAL PROFESSIONAL OR INSTITUTIONAL INVESTOR USE ONLY. NOT FOR USE WITH THE PUBLIC.

Solicitation Script (Inbound and Outbound)

CLIENT NAME: The Hartford Funds

MEETING DATE: NOVEMBER 5, 2026

DEDICATED TOLL-FREE NUMBER: (855) 496-3017

INBOUND GREETING:

Thank you for calling the Broadridge Proxy Services Center for the Hartford Funds. My name is <Agent Name>. How may I assist you today?

GENERAL OUTBOUND GREETING:

Hello, may I please speak with <full name as it appears on registration>?

My name is <agent name> and I am calling on a recorded line regarding your investment in the Hartford Funds. Materials were sent to you for the upcoming meeting of shareholders scheduled for NOVEMBER 5, 2026. I’d be happy to record your vote for you now. Would you like to vote along with the board’s recommendation?

ADJOURNMENT OUTBOUND GREETING:

Hello, may I please speak with Mr./Ms. <full name as it appears on registration>?

My name is <Agent Name> and I am calling on a recorded line regarding your investment in the Hartford Funds. Materials were sent to you for the upcoming meeting of shareholders which has been adjourned to <date/time>. To date, we have not received your vote on these important matters. <move to Voting>

IF SHAREHOLDER RECEIVED MATERIALS AND/OR WANTS TO VOTE [VOTE}:

Sure, I can help you with that. Your board has recommended a vote IN FAVOR of the proposal(s). Would you like to vote along with the recommendations of the board for all of your accounts?

Thank you, I am recording your <for, against, abstain> vote. For confirmation purposes, please state your full name.

And according to our records, you currently reside in <read street address, city, and state > is that correct? For confirmation purposes, please state your zip code.

Thank you. You will receive confirmation of your voting instructions within 5 days. If you have any questions, please contact us at this toll-free number (855) 496-3017.

Your vote is important, and your time is appreciated. Thank you and have a good <day, evening, night>.

IF UNSURE OF VOTING OR DOES NOT WANT TO VOTE ALONG WITH THE RECOMMENDATION OF THE BOARD:

Would you like me to review the proposal(s) with you? <After review, ask them if they would like to vote now over the phone>.

© 2025 Broadridge Financial Solutions, Inc., Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.	Broadridge.com CONFIDENTIAL INFORMATION

IF NOT RECEIVED/REQUESTING MATERIAL TO BE RE-MAILED:

I can resend the proxy materials to you, or I can review the proposal(s)with you and record your vote immediately by phone. <Pause for response>

AFTER REVIEW, ASK THEM IF THEY WOULD LIKE TO VOTE NOW OVER THE PHONE:

Your Board recommends that you vote “FOR” the proposal(s). Would you like to vote along with the recommendations of the Board for all your accounts?

IF THEY DON’T WANT PROPOSAL(S) REVIEWED OR IF NOT INTERESTED:

Thank you. Please be aware that as a shareholder, your vote is very important. Please note the Fund has provided several ways to return your vote outlined in the proxy materials. Thank you again for your time today.

VOTING (ANY VOTE NEEDED):

Your board has recommended a vote “FOR” the proposals, or you may choose to vote Against or Abstain and help the company reach quorum. How would you like to vote on your accounts today?

And this (for/against/abstain) vote will be for all of your accounts accordingly?

REGISTERED HOLDER WANTS A NEW PROXY CARD/OR THEIR CONTROL NUMBER: <send complete contact information name, address, control #, & shares to Broadridge>:

Your control number can be found on your proxy card. I can arrange to have a new proxy card sent to you. However, I can record your voting instructions right now so that it will be represented at the upcoming meeting. Your board is recommending you vote FOR the proposal(s). Would you like to vote along with the recommendations of the Board for all your accounts?

BENEFICIAL HOLDER WANTS A NEW VIF/OR THEIR CONTROL NUMBER:

Your control number can be found on your Vote Instruction Form. You can contact your broker/financial advisor, and they can arrange to have a new voting instruction form sent to you. However, I can record your voting instructions right now so that it will be represented at the upcoming meeting. Your board is recommending you vote FOR the proposal(s). Would you like to vote along with the recommendations of the Board for all your accounts?

ANSWERING MACHINE MESSAGE (LIVE AND RECORDED):

Hello, my name is <Agent Name> and I am a voting specialist calling in regard to your investment with the Hartford Funds. You should have received proxy material electronically or in the mail concerning the Meeting of Shareholders to be held on NOVEMBER 5, 2026.

Your vote is very important. Please note the Fund has provided several ways to return your vote, which are provided in the proxy materials. If you have any questions, or would like to vote over the telephone, call toll-

© 2025 Broadridge Financial Solutions, Inc., Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.	Broadridge.com CONFIDENTIAL INFORMATION

free at (855) 496-3017. Specialists are available Monday through Friday, 9AM to 10PM Eastern Time. Thank you for your prompt attention to this matter.

PRE-RECORDED MESSAGES – CANNOT BE UPDATED

INBOUND - CLOSED RECORDING:

Thank you for calling the Broadridge Proxy Services Center. Our offices are now closed. Please call us during our normal business hours which are, Monday through Friday, 9AM to 10PM Eastern Time. Thank you.

INBOUND - CALL IN MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. This call may be monitored and recorded for training purposes.

INBOUND - CALL IN QUEUE MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. Our proxy specialists are currently assisting other callers. Your call is important to us. Please continue to hold and your call will be answered in the order it was received.

END OF CAMPAIGN MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. The meeting has been held and as a result, this toll-free number is no longer in service. If you have questions regarding your investment, please contact your investment professional. Thank you.

Call Center Hours of Operation:

Monday through Friday, 9AM to 10PM Eastern Time (ET).

© 2025 Broadridge Financial Solutions, Inc., Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.	Broadridge.com CONFIDENTIAL INFORMATION

Hartford Funds – Shareholder FAQ

Meeting Information
Record Date	August 19, 2026
Definitive proxy statement filing date	August 24, 2026
Meeting Date	November 5, 2026 10 am ET
Meeting Type	Virtual
Touchtone voting phone number	800-690-6903
Live agent voting assistance	855-496-3017
Proxy voting website	Proxyvote.com

Q: Why am I receiving these proxy materials?

You are receiving these materials because you were a shareholder of one or more Hartford Funds as of August 19, 2026, and you are entitled to vote on important proposals affecting your fund.

Q: What are shareholders voting on?

Shareholders are voting on:

•	Proposal 1 – Election of Directors/Trustees

•	Proposal 2 – Approval of New Investment Management Agreements

•	Proposal 3 – Reclassification of certain funds from diversified to non-diversified (only applies to specific funds)

Proposal 1 – Election of Directors/Trustees

Q: What is Proposal 1?

In proposal 1, shareholders are being asked to consider the election of 10 members to serve as Directors/Trustees on the Funds’ Board. Nine of the individuals that are being considered for election currently serve on the Funds’ Board of Trustees and the remaining nominee would become a new Trustee upon election.

Q: Who are the nominees?

The nominees are Hilary E. Ackermann, Robin C. Beery, Andra S. Bolotin, Derrick D. Cephas, Christine R. Detrick, Gregory A. Frost, John J. Gauthier, Andrew A. Johnson, Paul L. Rosenberg and David Sung.

Q: Why is this election of Directors/Trustees taking place?

The funds are electing members to continue governing and overseeing the management of the funds.

Q: How does the Board recommend shareholders vote?

The Board recommends a FOR vote.

Proposal 2 – New Investment Management Agreements

Q: Why are new investment management agreements needed?

Hartford Funds is being acquired by Wellington Management. Because federal law automatically terminates the current investment management agreements after a change of control, shareholders must approve new agreements so the funds can continue operating without interruption.

Q: Do the proposed New Investment Management Agreements with HFMC differ from the Current Investment Management Agreement with HFMC?

The proposed New Investment Management Agreement with HFMC for the Funds is substantially identical to the Funds’ Current Investment Management Agreement with HFMC. The services that the Funds will receive under the New Investment Management Agreement are expected to be the same as those provided under the Current Investment Management Agreement.

Q: Will Wellington become the new owner of Hartford Funds?

Yes.

Upon closing, Hartford Funds Management Group will become part of Wellington’s U.S. Wealth business.

Q: Will my fund’s investment objective change?

No.

Q: Will my investment strategy change?

No.

Q: Will my portfolio managers change?

No.

The same portfolio management teams are expected to remain in place.

Q: Will my fees increase?

No.

The proposals are not expected to increase total annual fund operating expenses after any applicable fee waivers or reimbursements.

Q: How does the Board recommend shareholders vote?

The Board recommends a FOR vote.

Proposal 3 – Diversification Changes

(Only applies to 8 Hartford Funds)

Q: What does Proposal 3 do?

It would change certain Hartford Funds from diversified to non-diversified and eliminate their current diversification policy.

Q: Which funds are affected?

•	Hartford Capital Appreciation Fund

•	Hartford Capital Appreciation HLS Fund

•	Hartford Core Equity Fund

•	Hartford Disciplined Equity HLS Fund

•	Hartford Emerging Markets Equity Fund

•	Hartford Healthcare Fund

•	Hartford Healthcare HLS Fund

•	Hartford Growth Opportunities Fund

Q: Why is this change being proposed?

Some markets and benchmarks have become more concentrated in a handful of large companies and being diversified can force the Funds to underweight the market’s biggest names.

Becoming non-diversified means the Fund would be permitted to invest a larger percentage of its assets in a single issuer giving the portfolio manager increased flexibility.

Q: Does this change the investment objective?

No.

The investment objective and overall investment philosophy remain the same.

Q: Does becoming non-diversified increase risk?

Potentially.

A non-diversified fund may invest a larger percentage of its assets in fewer companies, which can increase investment risk.

Q: How does the Board recommend shareholders vote?

The Board recommends a FOR vote.

Voting Questions

Q: How can I vote?

Shareholders may vote:

•	Internet: proxyvote.com

•	Telephone: (800) 690-6903

•	Live agent: (855) 496-3017

•	Mail: follow the instructions on the proxy card

•	During the virtual meeting on 11/5/26

Q: Who is eligible to vote?

Shareholders who owned shares of each Fund at the close of business on August 19, 2026 are eligible to vote.

Q: Can I attend the meeting?

Yes.

The meeting will be held virtually on November 5, 2026 at 10:00 AM Eastern Time.

Q: Will I receive reminder calls?

Yes.

If your vote has not been received, representatives may contact you to remind you to vote. We urge you to vote today.

Common Customer Questions

Q: Is Wellington buying Hartford Insurance?

No.

Wellington is acquiring Hartford Funds Management Group and certain affiliates, not The Hartford Insurance Company itself.

Q: How will the transaction affect shareholders?

Your investment in a Fund will not change as a result of the Transaction. Each shareholder will still own the same Fund and the underlying value of those shares are not expected to change as a result of the Transaction.

Q: When is the acquisition of Hartford Funds by Wellington expected to close?

The Transaction is expected to close by the first quarter of 2027.

Q: Will I need to open a new account?

No.

Q: Will my account number change?

No.

Q: Is my money moving to another company?

No.

The investment manager’s ownership is changing, but shareholders continue to own shares of the same fund.

Q: What happens if shareholders do not approve the new management agreements?

Each Fund must reach its own quorum and approval. If the New Agreement is not approved by a Fund’s shareholders, the Board will take such action as it believes to be in the best interest of the respective Fund and its shareholders.

Q: I have a question unrelated to the proxy, who should I call?

For any questions unrelated to the proxy, please call Dealer Services at (888) 843-7824, selection 4.

Q: Is my Fund paying for the Transaction or the proxy solicitation?

No. The Funds will not bear any portion of the costs associated with the Transaction or the proxy solicitation.

Hartford Funds – Proxy Internal Desk script and FAQ

Meeting Information
Record Date	August 19, 2026
Definitive proxy statement filing date	August 24, 2026
Meeting Date	November 5, 2026 10 am ET
Meeting Type	Virtual
Touchtone voting phone number	800-690-6903
Live agent voting assistance	855-496-3017
Proxy voting website	Proxyvote.com

I wanted to make sure you were aware that Wellington announced they are acquiring Hartford Funds. As a result, we have kicked off the required proxy campaign to seek shareholder approval. If your clients held any Hartford Fund as of the record date, August 19, 2026, they will be receiving the proxy statement shortly. I’m reaching out to see if I can answer any questions related to the proxy campaign. We encourage you to let your clients know the proxy statement is coming and that they should vote as soon as possible.

Q: When can my clients expect to receive the proxy materials?

We expect the proxy statement mailing to commence around August 31, 2026. It will take a few weeks for materials to be mailed and reach the end shareholders. If shareholders are signed up for e-delivery they will receive the materials via email shortly after the filing date.

Q: How will Fund shareholders be contacted to vote on their shares?

Solicitations can come in the form of mail, telephone, email, text messages or other electronic media. Broker/dealer firms, custodians, nominees and fiduciaries will be asked to forward proxy materials to the beneficial owners of shares of record. As soon as the vote is recorded, no more solicitations will occur.

Q: What are shareholders voting on?

Shareholders are voting on:

•	Proposal 1 – Election of Directors/Trustees

•	Proposal 2 – Approval of New Investment Management Agreements

•	Proposal 3 – Reclassification of certain funds from diversified to non-diversified (only applies to specific funds)

Proposal 1 – Election of Directors/Trustees

Q: What is Proposal 1?

In proposal 1, shareholders are being asked to consider the election of 10 members to serve as Directors/Trustees on the Funds’ Board. Nine of the individuals that are being considered for election currently serve on the Funds’ Board of Trustees and the remaining nominee would become a new Director/Trustee upon election.

Q: Who are the nominees?

The nominees are Hilary E. Ackermann, Robin C. Beery, Andra S. Bolotin, Derrick D. Cephas, Christine R. Detrick, Gregory Frost, John J. Gauthier, Andrew A. Johnson, Paul L. Rosenberg and David Sung.

Q: Why is this election of Directors/Trustees taking place?

The funds are electing members to continue governing and overseeing the management of the funds.

Q: How does the Board recommend shareholders vote?

The Board recommends a FOR vote.

Proposal 2 – New Investment Management Agreements

Q: Why are new investment management agreements needed?

Hartford Funds is being acquired by Wellington Management. Because federal law automatically terminates the current investment management agreements after a change of control, shareholders must approve new agreements so the funds can continue operating without interruption.

Q: Do the proposed New Investment Management Agreements with HFMC differ from the Current Investment Management Agreement with HFMC?

The proposed New Investment Management Agreement with HFMC for the Funds is substantially identical to the Funds’ Current Investment Management Agreement with HFMC. The services that the Funds will receive under the New Investment Management Agreement are expected to be the same as those provided under the Current Investment Management Agreement.

Q: Will Wellington become the new owner of Hartford Funds?

Yes.

Upon closing, Hartford Funds Management Group will become part of Wellington’s U.S. Wealth business.

Q: Will any of the Funds’ investment objectives change?

No.

Q: Will any of the Funds’ investment strategies change?

No.

Q: Will any of the Funds’ portfolio managers change?

No.

The same portfolio management teams are expected to remain in place.

Q: Will any of the Funds’ fees increase?

No.

The proposals are not expected to increase total annual fund operating expenses after any applicable fee waivers or reimbursements.

Q: How does the Board recommend shareholders vote?

The Board recommends a FOR vote.

Proposal 3 – Diversification Changes

(Only applies to 8 Hartford Funds)

Q: What does Proposal 3 do?

It would change certain Hartford Funds from diversified to non-diversified and eliminate their current diversification policy.

Q: Which funds are affected?

•	Hartford Capital Appreciation Fund

•	Hartford Capital Appreciation HLS Fund

•	Hartford Core Equity Fund

•	Hartford Disciplined Equity HLS Fund

•	Hartford Emerging Markets Equity Fund

•	Hartford Healthcare Fund

•	Hartford Healthcare HLS Fund

•	Hartford Growth Opportunities Fund

Q: Why is this change being proposed?

Some markets and benchmarks have become more concentrated in a handful of large companies and being diversified can force the Funds to underweight the market’s biggest names.

Becoming non-diversified means the Fund would be permitted to invest a larger percentage of its assets in a single issuer giving the portfolio manager increased flexibility.

Q: Does this change the investment objective?

No.

The investment objective and overall investment philosophy remain the same.

Q: Does becoming non-diversified increase risk?

Potentially.

A non-diversified fund may invest a larger percentage of its assets in fewer companies, which can increase investment risk.

Q: How does the Board recommend shareholders vote?

The Board recommends a FOR vote.

Voting Questions

Q: How can my clients vote?

Shareholders may vote:

•	Internet: proxyvote.com

•	Telephone: (800) 690-6903

•	Live agent: (855) 496-3017

•	Mail: follow the instructions on the proxy card

•	During the virtual meeting on 11/5/26

Q: Who is eligible to vote?

Shareholders who owned shares of each Fund at the close of business on August 19, 2026 are eligible to vote.

Q: Can shareholders attend the meeting?

Yes.

The meeting will be held virtually on November 5, 2026 at 10:00 AM Eastern Time.

Q: Will my clients receive reminder calls?

Yes.

If the vote has not been received, representatives may contact shareholders to remind them to vote.

Common Customer Questions

Q: Is Wellington buying Hartford Insurance?

No.

Wellington is acquiring Hartford Funds Management Group and certain affiliates, not The Hartford Insurance Company itself.

Q: How will the transaction affect shareholders?

Their investment in a Fund will not change as a result of the Transaction. Each shareholder will still own the same Fund and the underlying value of those shares are not expected to change as a result of the Transaction.

Q: When is the acquisition of Hartford Funds by Wellington expected to close?

The Transaction is expected to close by the first quarter of 2027.

Q: Will shareholders need to open a new account?

No.

Q: Will my client’s account number change?

No.

Q: Is my client’s money moving to another company?

No.

The investment manager’s ownership is changing, but shareholders continue to own shares of the same fund.

Q: What happens if shareholders do not approve the new management agreements?

Each Fund must reach its own quorum and approval. If the New Agreement is not approved by a Fund’s shareholders, the Board will take such action as it believes to be in the best interest of the respective Fund and its shareholders.

Q: Are the Funds paying for the Transaction or the proxy solicitation?

No. The Funds will not bear any portion of the costs associated with the Transaction or the proxy solicitation.

Q: How will Fund shareholders who hold multiple funds be treated?

Shareholders who hold multiple Funds or whose accounts are combined with a spouse or other adult living within the household should receive only one proxy statement. Within the same envelope, they will receive multiple proxy cards, one for each Fund they hold.

Proxies may be solicited from a representative of Hartford Funds Management Company, LLC or any affiliate. Information regarding the persons who may be deemed participants in the solicitation, and a description of their direct and indirect interests in the proposals, by security holdings or otherwise, is included in the definitive proxy statement and other relevant materials filed with the SEC. A copy of the definitive proxy statement can be found at hartfordfunds.com/proxy2026statement.

Forward-Looking Statements. Certain statements in this communication are “forward-looking statements” within the meaning of the federal securities laws. These statements are based on management’s current expectations and assumptions and are subject to risks, uncertainties, and changes in circumstances that could cause actual results to differ materially from those expressed or implied. Forward-looking statements include, among other things, statements regarding the proposed acquisition of Hartford Funds by Wellington Management, the expected timing and completion of the transaction, the outcome of the shareholder vote and required regulatory and fund approvals, and the anticipated effects and benefits to shareholders and statements regarding the anticipated continuity of each Fund’s investment objective, strategies, fees, and portfolio management team following completion of the transaction. There can be no assurance that the proposed transaction will be completed, or that it will be completed on the currently anticipated terms or timing. Neither Hartford Funds nor Wellington Management undertakes any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as may be required by law.

HF Proxy President’s Video Script

Hello, I’m Greg Frost, President and CEO of Hartford Funds.

Thank you for the trust you place in us and for allowing us to be part of your financial journey.

I’m reaching out today because eligible shareholders will soon receive proxy materials asking them to vote on several important matters related to Wellington Management’s acquisition of Hartford Funds.

We believe this transaction represents an exciting opportunity for the future of our organization. Wellington is one of the world’s largest independent investment managers, with a long history of delivering client-centered investment solutions, research, and advice to help solve clients’ investment challenges. Together, we believe this creates a strong foundation for continued growth, innovation, and service for our shareholders.

As part of this process, shareholders will be asked to vote on several proposals, including the election of Board members and the approval of new investment management agreements for the funds. Certain shareholders may also be asked to vote on fund-specific proposals that are described in the proxy materials. The Boards of the Funds have reviewed these proposals and recommend that shareholders vote FOR each of them.

Importantly, if these proposals are approved, the things that matter most to shareholders will remain unchanged. There will be no changes to your fund’s investment objectives, no changes to the portfolio managers managing your investments, and no increase in your fund’s contractual advisory fee rates as a result of these proposals.

Your vote is important. Whether you support the proposals or simply want your voice heard, we encourage every eligible shareholder to participate.

When your proxy materials arrive, voting is quick and easy. You can vote online, by phone, or by mail, and the process takes only a few minutes. If needed, Broadridge Financial Solutions, our proxy solicitation partner, may also contact you to provide voting reminders and help answer questions about the voting process.

Thank you for your continued confidence in Hartford Funds. We are excited about the opportunities ahead and look forward to serving you for many years to come.

Thank you.

Proxies may be solicited from a representative of Hartford Funds Management Company, LLC or any affiliate. Information regarding the persons who may be deemed participants in the solicitation, and a description of their direct and indirect interests in the proposals, by security holdings or otherwise, is included in the definitive proxy statement and other relevant materials filed with the SEC. A copy of the definitive proxy statement can be found at hartfordfunds.com/proxy2026statement.

Forward-Looking Statements. Certain statements in this communication are “forward-looking statements” within the meaning of the federal securities laws. These statements are based on management’s current expectations and assumptions and are subject to risks, uncertainties, and changes in circumstances that could cause actual results to differ materially from those expressed or implied. Forward-looking statements include, among other things, statements regarding the proposed acquisition of Hartford Funds by Wellington Management, the expected timing and completion of the transaction, the outcome of the shareholder vote and required regulatory and fund approvals, and the anticipated effects and benefits to shareholders and statements regarding the anticipated continuity of each Fund’s investment objective, strategies, fees, and portfolio management team following completion of the transaction. There can be no assurance that the proposed transaction will be completed, or that it will be completed on the currently anticipated terms or timing. Neither Hartford Funds nor Wellington Management undertakes any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as may be required by law.

Mutual funds are distributed by Hartford Funds Distributors, LLC (HFD), Member FINRA. ETFs are distributed by ALPS Distributors, Inc. (ALPS). Advisory services may be provided by Hartford Funds Management Company, LLC (HFMC) or its wholly owned subsidiary, Lattice Strategies LLC (Lattice). Certain funds are sub-advised by Wellington Management Company LLP and/or Schroder Investment Management North America Inc (SIMNA). Schroder Investment Management North America Ltd. (SIMNA Ltd) serves as a secondary sub-adviser to certain funds. HFMC, Lattice, Wellington Management, SIMNA, and SIMNA Ltd. are all SEC registered investment advisers. Hartford Funds refers to HFD, HFMC, and Lattice, which are not affiliated with any sub-adviser or ALPS.

On June 3, 2026, The Hartford Insurance Group, Inc. (The Hartford) and Wellington Management (Wellington) announced they have entered into a definitive agreement under which Wellington will acquire Hartford Funds. For more information see the June 3, 2026 press release by clicking here.

SPECIMEN Be the vote that counts. <FUND NAME> HARTFORD FUNDS 2026 Special Meeting Vote by November 4, 2026 Meeting Date: November 5, 2026

VOTE NOW Why Should I Vote? Make your voice heard on several proposals related to the proposed acquisition of Hartford Funds by Wellington Management Company LLP. Ways to Vote ProxyVote 800.690.6903 Control Number: 0123456789012345 For holders as of August 19, 2026 View documents: Proxy Statement Proxyote © 2026 Broadridge Financial Solutions Inc. P.O. Box 1310, Brentwood, NY 11717 ProxyVote and Broadridge are trademarks of Broadridge Financial Solutions Inc.

CUSIP is a registered trademark of the American Bankers Association. All other registered marks belong to their respective owners. Terms and Conditions | Privacy Statement